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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 27, 2001

MDU Communications International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-26053	84-1342898
(Commission File Number)	(IRS Employer Identification No.)
60-D Commerce Way, Totowa, New Jersey	07512
(Address of principal executive offices)	(Zip Code)

(973) 237-9499

(Registrant's telephone number, including area code)

    All dollar amounts are stated in United States dollars unless otherwise indicated.

Item 2.

Acquisition or Disposition of Assets.

    On April 30, 2001, MDU Communications International, Inc., a Delaware corporation (the "Company"), executed a Purchase Agreement with Digital Solutions, L.L.C., a Connecticut limited liability company ("Digital Solutions"), for the Company to purchase all member interests in Digital Solutions for $1,675,000 and 500,000 shares of the Company's common stock. On April 30, 2001, the Company's common stock was trading at $0.47 per share for a fair value of $235,000. Beginning May 1, 2001, the Company assumed all obligations under the Digital Solutions' property access agreements and will provide on-going service to these properties, owners and subscribers.

    The Digital Solutions Agreement represented the acquisition of 3,142 digital satellite television subscribers and work-in-progress involving approximately 700 additional digital satellite television subscribers. Included in the acquisition are all of Digital Solutions' rights in a joint venture agreement with AvalonBay Cable I, Inc., an affiliate of AvalonBay Communities, Inc., for the purpose of managing, owning and otherwise operating systems and equipment to provide digital satellite television services to certain of AvalonBay's residential communities. Currently, the joint venture has completed installation of digital satellite television systems in five AvalonBay properties. AvalonBay has acknowledged the assignment of joint venture rights and obligations from Digital Solutions to the Company.

    On April 27, 2001, MDU Communications Inc. ("MDUC"), a subsidiary of MDU Communications International, Inc. (the "Company") completed an Asset Purchase Agreement with Star Choice Television Network Inc. ("Star Choice"), a subsidiary of Star Choice Communications Inc., for Star Choice to purchase MDUC's Eastern Canadian (Nova Scotia, Ontario and Quebec) digital satellite television subscriber base and associated property access agreements for a purchase price of CDN$5,034,250. In addition, the Agreement provides for Star Choice to receive MDUC's backlog of access agreements and letters of intent for Eastern Canada.

    The effects of these two transactions are partially offsetting, with substantial benefit accruing to the Company. Pursuant to the disposition, the Company sold 1,939 Canadian video subscribers, yet gained over 3,142 United States video subscribers with the Digital Solutions purchase. The divested subscribers generated an average monthly revenue of CDN$19,700 (approximately US$13,000) per month, while the Digital Solutions' subscribers generate an average monthly revenue of $45,000 per month, exclusive of the revenue generated by subscribers in properties covered by the AvalonBay joint venture agreement, which is treated using the equity method of accounting.

Item 7.

Financial Statements and Exhibits

    On May 15, 2001, the Company filed a Current Report on Form 8-K to report the completion of the acquisition of Digital Solutions and the completion of the sale of the Eastern Canadian subscriber base to Star Choice. This Amendment is filed to add the financial statements of the business acquired and pro forma information.

  a)
  Financial Statements of the business acquired

  •
  Audited financial statements of Digital Solutions as of and for the year ended December 31, 2000;

  •
  Unaudited financial statements of Digital Solutions as of and for the three months ended March 31, 2001.

  b)
  Pro Forma Financial Information

  •
  Unaudited pro forma condensed combined balance sheet at March 31, 2001;

    •
    Unaudited pro forma condensed combined statement of operations for the year ended September 30, 2000;

    •
    Unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2001.

    The unaudited pro forma financial statements give effect to the acquisition of Digital Solutions on a purchase accounting basis. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Digital Solutions been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read with the historical combined financial statements and the related notes thereto of the Company and Digital Solutions.

Financial Statements of

DIGITAL SOLUTIONS, LLC (a Partnership)

December 31, 2000 (Expressed in United States dollars)

Independent Auditors' Report

The Shareholders of
  Digital Solutions, LLC

    We have audited the accompanying balance sheet of Digital Solutions, LLC (the "Partnership") (a partnership) as of December 31, 2000 and the related statements of loss, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership at December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the Partnership's recurring losses from operations and limited financial resources raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/Deloitte & Touche LLP

Chartered Accountants
Vancouver, British Columbia, Canada
July 6, 2001

DIGITAL SOLUTIONS, LLC (a Partnership)
Balance Sheet
As at December 31,
(Expressed in United States dollars)

2000
ASSETS
CURRENT
Cash and cash equivalents	$18,871
Deposits and prepaid expenses	3,604
Accounts receivable
Trade (Note 3 (f))	84,685
Due from Avalon Bay Joint Venture	2,690

TOTAL CURRENT ASSETS	109,850
INVESTMENT IN AVALON BAY JOINT VENTURE (Note 5)	132,172
PROPERTY AND EQUIPMENT, net (Note 4)	227,411

TOTAL ASSETS	$469,433

LIABILITIES
CURRENT
Accounts payable	$27,072
Wages payable	13,000
Accrued liabilities	1,415
Notes payable (Note 7)	200,000
Deposit payable (Note 6)	50,000
Current portion of vehicle loans payable (Note 9)	9,899

TOTAL CURRENT LIABILITIES	301,386
LONG-TERM PORTION OF VEHICLE LOANS PAYABLE (Note 9)	17,840
DEFERRED REVENUE	28,570

TOTAL LIABILITIES	347,796

PARTNERS' EQUITY
Contributed capital (Note 8)	531,666
Accumulated deficit	(410,029)

TOTAL PARTNERS' EQUITY	121,637

TOTAL LIABILITIES AND PARTNERS' EQUITY	$469,433

GOING CONCERN (Note 2)

DIGITAL SOLUTIONS, LLC (a Partnership)
Statement of Loss
For the year ended December 31, 2000
(Expressed in United States dollars)

REVENUE
Programming fee/rental	$228,169
Sales and installation	219,520

447,689
DIRECT COSTS
Programming fee/rental	66,614
Sales and installation	118,130

184,744
GROSS PROFIT	262,945

SALES EXPENSE	6,299

GENERAL AND ADMINISTRATIVE EXPENSES
Depreciation and amortization	31,265
Occupancy	7,000
Office	22,652
Professional fees	1,752
Repairs and maintenance	16,571
Telephone	12,208
Travel	14,317
Vehicle	15,256
Wages	296,117

417,138

NET OPERATING LOSS FOR THE YEAR	(160,492)
Interest income	3,330
Interest expense	(15,643)
Equity earnings in Avalon Bay Joint Venture (Note 5)	14,482

NET LOSS	(158,323)

DIGITAL SOLUTIONS, LLC (a Partnership)
Statement of Partners' Equity
For the year ended December 31, 2000
(Expressed in United States dollars)

Total
Balance, January 1, 2000	201,627
Non-cash partner contribution of services (Note 8)	108,333
Net loss	(158,323)
Partner distribution	(30,000)

Balance, December 31, 2000	$121,637

DIGITAL SOLUTIONS, LLC (a Partnership)
Statement of Cash Flows
For the year ended December 31,
(Expressed in United States dollars)

2000
OPERATING ACTIVITIES
Net loss	$(158,323)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	31,265
Equity earnings in Avalon Bay Joint Venture	14,482
Non-cash partner contributions recognized as expense	108,333
Changes in operating assets and liabilities
Accounts receivable	(29,323)
Deposits and prepaid expenses	29,652
Accounts payable and accrued liabilities	9,317
Deferred revenue	11,827

Net cash provided by operating activities	17,230

INVESTING ACTIVITIES
Purchase of property and equipment	(98,607)
Investment in Avalon Bay Joint Venture	(89,593)

Net cash used in investing activities	(188,200)

FINANCING ACTIVITIES
Deposit received	50,000
Repayment of vehicle loan	(9,510)
Proceeds from notes payable	100,000
Partner distribution	(30,000)

Net cash provided by financing activities	110,490

NET DECREASE INCASH AND CASH EQUIVALENTS DURING THE YEAR	(60,480)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	79,351

CASH AND CASH EQUIVALENTS, END OF YEAR	$18,871

Supplemental Cash Flow Disclosure:
Interest paid	$15,663

Supplemental Non-cash Financing Disclosures:
Capital assets acquired under purchase financing agreement	$40,250

DIGITAL SOLUTIONS, LLC (a Partnership)
Notes to the Financial Statements
Year ended December 31, 2000
(Expressed in United States dollars)

1.  BASIS OF PRESENTATION

    Digital Solutions, LLC (the "Partnership"), is a Connecticut limited liability company in the business of constructing, maintaining and operating signal distribution systems for the delivery of multichannel video and audio programming services by the Partnership or other entities to residents of multiple dwelling units. These financial statements are expressed in United States dollars.

2.  GOING CONCERN

    These financial statements have been prepared on the going concern basis of accounting which contemplates realization of assets and satisfaction of liabilities in the ordinary course of business. During the year ended December 31, 2000, the Partnership recorded a net loss of $158,323. At December 31, 2000, the Partnership had a working capital deficiency of $191,536 and an accumulated deficit of $410,029.

    The Partnership's funding of its continuing operating expenses, working capital needs and capital commitments is dependent upon its ability to raise additional financing. The Partnership is currently pursuing opportunities to raise further financing through private placements of both equity and debt securities. Subsequent to December 31, 2000, as discussed in note 14, control of the Partnership was transferred to MDU Communications Inc. ("MDU") as a result of a purchase transaction.

    The Partnership's ability to continue as a going concern is dependent on its ability to raise additional funds from third parties or the parent company, MDU, as required and ultimately its ability to achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of the above noted uncertainties. Adjustments, if any, would affect the carrying value and classification of assets and liabilities and the amount of net loss and accumulated deficit.

3.  SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and reflect the significant accounting polices described below.

  (a)
  Use of estimates

    The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (b)
  Property and equipment

    Property and equipment are recorded at cost less accumulated depreciation. Costs of connecting and disconnecting service are expensed. Depreciation of property and equipment is provided using the declining balance method at the following rates:

Telecommunications equipment, installed	14.5%
Computer equipment	20%
Furniture and fixtures	20%

    Direct costs of placing telecommunications equipment into service and major improvements are capitalized.

    The Partnership performs a review for impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Under Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, an impairment loss is recognized when estimates of future undiscounted cash flows expected to result from the use of an asset and its eventual disposition are less than its carrying amount. Measurement of an impairment loss for long-lived assets is based on the fair value of the asset. The Partnership believes that no assets are impaired as at December 31, 2000.

  (c)
  Revenue recognition

    The Partnership recognizes revenue for satellite programming and other services to customers in the period the related services are provided. The Partnership offers installation services to building owners and managers for the construction of wiring and installation of equipment to allow telecommunications services including the sale of related equipment. Revenue from the sale of equipment is recognized when title transfers and installation revenue is recognized in the period that the services are performed.

    In certain arrangements with suppliers of satellite programming or other services, the Partnership does not bear inventory or credit risk in connection with the service provided to the customer. Such revenue is recorded on the net basis where the amount of revenue is equivalent to the contractual commission earned by the Partnership. Revenues from providing services where the Partnership acts as a principal in the transaction are recorded based on the gross amount billed to the customer.

    The Partnership may also receive a new subscriber commission fee from the satellite programming provider at the time it signs up a new customer. These fees are refundable on a pro rata basis until one year from the date that the customer purchases the service and are recognized as revenue over the average period that a customer remains a subscribe.

    The Partnership may also receive a new subscriber subsidy from the programming provider at the time it signs up a new customer. These subsidies are intended to reimburse the Partnership's capital costs of the related telecommunications equipment and are credited to property and equipment when earned.

  (d)
  Cash and cash equivalents

    Cash and cash equivalents consist of bank deposits and short-term notes with original maturities at the date of acquisition of 90 days or less.

  (e)
  Fair value of financial instruments

    The fair value of the Partnership's cash and cash equivalents, accounts receivable, accounts payable, wages payable, other accrued liabilities, notes payable and current vehicle loans at December 31, 2000 are estimated to approximate their carrying values due to the relative liquidity or short-term nature of these instruments. The difference between the fair value and the carrying value of the long-term vehicle loans is immaterial.

  (f)
  Credit concentration

    Financial instruments that potentially subject the Partnership to a concentration of credit risk consist principally of accounts receivable. The Partnership provides an allowance for bad debts based on historical experience and specifically identified risk. At December 31, 2000 there was no allowance for doubtful accounts recorded.

  (g)
  Recent accounting pronouncements

    In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which establishes accounting and reporting standards for derivative instruments and hedging activities. SFAS No.133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In 1999, SFAS No. 137 delayed the required implementation by the Partnership of SFAS No. 133 to fiscal year 2001. The adoption of SFAS No. 133 did not have a material impact on consolidated results of operations or financial position.

  (g)
  Recent accounting pronouncements

    In December 1999, The Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101 ("SAB No. 101"), Revenue Recognition in Financial Statements. SAB No. 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in financial statements. The adoption of SAB No. 101 did not have a material effect on the Partnership's results of operations and financial position.

4.  PROPERTY AND EQUIPMENT

December 31, 2000
Telecommunications equipment, installed	$204,308
Telecommunications equipment, not yet placed in service	5,650
Computer equipment	10,657
Vehicles	49,954

270,569
Less: Accumulated depreciation	(43,158)

$227,411

5.  INVESTMENT IN AVALON BAY JOINT VENTURE

    On January 1, 2000, the Partnership entered into a joint venture agreement with AVALON BAY CABLE I, INC., a Maryland corporation, for the purpose of providing cable systems and cable services to residents of multiple dwelling units.

    Under this agreement, the two parties each have joint control and a 50% interest in the joint venture and therefore the Partnership has accounted for its investment using the equity method.

    At December 31, 2000, the investment in the joint venture of $132,172 is comprised of net contributions of assets of $146,654 less the Partnership's 50% share of the joint venture's cumulative net losses of $14,482.

    Details of the assets, liabilities, operating results and cash flows of the joint venture as of December 31, 2000 and for the year then ended are as follows:

(unaudited)
Current assets	$12,286
Total assets	202,187
Liabilities	5,436
Venturer's equity	196,751

Revenues	$83,498
Expenses	54,535

Net earnings	$28,963

Cash flow from operations	$28,681

Cash flow from investing activities	$(184,188)

Cash flow from financing activities	$167,793

6.  DEPOSIT PAYABLE

    On September 30, 2000, the Partnership received $50,000 from MDU Communications Inc. as a refundable deposit related to the sale of the Partnership. The deposit was subsequently applied to the sale price upon closing of the transaction on April 30, 2001 (see Note 14).

7.  NOTES PAYABLE

    The notes payable are due to partners, bear interest at an average rate of 9.2% per annum, are unsecured and have no specific terms of repayment. Interest of $14,000 was paid to the noteholders during the year ended December 31, 2000.

8.  CONTRIBUTED CAPITAL

    Upon inception on January 1, 1999, the Partnership received cash contributions of $300,000 The Partnership is also receiving non-cash contributions in the form of services provided. These amounts are being recognized as non-cash expenses in the period the services are received.

9.  VEHICLE LOANS PAYABLE

    The vehicle loans bear interest at 3% and 6% and are secured by the related vehicles. Details of future principal payments required under the vehicle loan arrangements as of December 31, 2000 are as follows:

2001	$9,899
2002	7,896
2003	4,815
2004	5,129

Total	27,739
Less: current portion	9,899

Long term portion	$17,840

10. STRATEGIC ALLIANCE

    In February 1999, the Partnership entered into a long-term System Operator Agreement with Pace Electronics Inc. ("PACE"), a distributor of DirecTV programming services. The Partnership's contract with PACE gives the Partnership a share of net subscriber receipts, depending upon the number of active subscribers, from the sale of DirecTV programming services, plus a commission fee based on the number of new subscribers obtained by the Company.

    The Partnership will incur only the costs associated with the implementation of its services, and will not share any of DirecTV's programming or broadcasting costs. Under the agreement, the Partnership may not solicit sales or provide equipment for any other direct-to-home digital satellite television services in the United States. Consequently, the Partnership is totally dependent on DirecTV for its digital set-top programming in the United States. A digital set-top system consists of a satellite signal receiver in the resident's suite used with a roof top satellite dish and distribution wiring to provide television programming.

    The Partnership is not prohibited from contracting with other program providers in connection with its Satellite Master Antennae Television ("SMATV") services. SMATV is a private cable system used to replace cable service in buildings where programming is purchased and resold to residents of a building or to the property owner.

    The agreement has an initial term of five years, with an automatic extension of the entire agreement to coincide with the termination of the longest running property access agreement. Thereafter, the agreement is renewable for an additional five-year period at the option of both parties. Either party may terminate for the other's breach, bankruptcy or unapproved assignment of the agreement. Under this agreement, the Partnership will establish and maintain multi-dwelling unit distribution systems in non-rural states of the United States, as defined in the agreement, and act as a commissioned sales agent for the marketing of DirecTV programming to residents of multi-dwelling unit properties.

    DirecTV is not required to use the Partnership on an exclusive basis and could either contract with others to install distribution systems and market programming in multi-dwelling units or undertake such activities directly through retail stores, as it does for single-family television households.

11. GOVERNMENT REGULATIONS

    The Partnership is not directly subject to rate regulation or certification requirements by the Federal Communications Commission ("FCC"), the Telecommunications Act of 1996 ("Telecom Act") or state public utility commissions because equipment installation and sales agent activities do not constitute the provision of common carrier services. However, DirecTV is subject to varying degrees of federal, state and local regulation.

    As a resale agent for DirecTV, the Partnership is not subject to regulation as a direct broadcast satellite (DBS) provider, but relies upon DirecTV to procure all necessary retransmission consents and other programming rights under the U.S. Copyright Act. To the extent that the Partnership may also elect to provide its customers with secondary transmissions of local broadcast signals not currently available via satellite, these services will be exempt from compulsory copyright provisions under the Master Antenna Television Services (MATV) provision of the Copyright Act. Furthermore, DBS and MATV systems do not use or traverse public rights-of-way, and thus are exempt from the comprehensive regulation of cable systems under Title VI of the U.S. Communications Act.

12. INCOME TAXES

    No provision for income taxes is made in these financial statements as the Partnership is not subject to tax. Taxable income is recorded on the partners' individual tax returns.

13. RELATED PARTY TRANSACTIONS

    The Partnership's offices in Westport, Connecticut are rented under a month to month arrangement from a company controlled by a Partner. Payments for rent totaled $7,000 during the year ended December 31, 2000.

    In addition, revenues for the year ended December 31, 2000 include $77,393 billed to a Partner in connection with installation services provided by the Partnership. Of these revenues, $69,678 has been collected by the Partnership at year end.

14. SUBSEQUENT EVENTS

    On April 30, 2001 all of the Partnership interests were sold to MDU Communications International Inc. ("MDTV"), for $1.675 million and 500,000 shares of common stock of MDTV with a fair value of $235,000.

    On closing of the above transaction the outstanding balance of notes payable together with accrued interest thereon were settled in full.

Financial Statements of

DIGITAL SOLUTIONS, LLC (a Partnership) (unaudited)

March 31, 2001(Expressed in United States dollars)

DIGITAL SOLUTIONS, LLC (a Partnership)
Balance Sheet (unaudited)
(Expressed in United States dollars)

	March 31, 2001	December 31, 2000
	(unaudited)
ASSETS
CURRENT
Cash and cash equivalents	$83,868	18,871
Prepaid expenses and deposits	3,675	3,604
Accounts receivable
Trade	98,992	84,685
Due from Avalon Bay Joint Venture	4,963	2,690

TOTAL CURRENT ASSETS	191,497	109,850
INVESTMENT IN AVALON BAY JOINT VENTURE (Note 5)	131,582	132,172
PROPERTY AND EQUIPMENT, net (Note 3)	246,700	227,411

TOTAL ASSETS	$569,779	$469,433

LIABILITIES
CURRENT
Accounts payable	$55,787	$27,072
Wages payable	7,207	13,000
Accrued liabilities	3,536	1,415
Notes payable (Note 7)	200,000	200,000
Deposit payable (Note 6)	150,000	50,000
Current portion of vehicle loans payable (Note 8)	3,844	9,899

TOTAL CURRENT LIABILITIES	420,374	301,386

LONG-TERM PORTION OF VEHICLE LOANS PAYABLE (Note 8)	8,971	17,840
DEFERRED REVENUE	17,671	28,570

TOTAL LIABILITIES	447,016	347,796

PARTNERS' EQUITY
Contributed capital	544,999	531,666
Accumulated deficit	(422,236)	(410,029)

TOTAL PARTNERS EQUITY	122,763	121,637

TOTAL LIABILITIES AND PARTNERS' EQUITY	$569,779	$469,433

See accompanying notes to the interim financial statements

DIGITAL SOLUTIONS, LLC (a Partnership)
Statement of Loss and Deficit (unaudited)
For the three months ended March 31,
(Expressed in United States dollars)

	For the three months ending March 31, 2001	For the three months ending March 31, 2000
	(unaudited)	(unaudited)
REVENUE
Programming fee/rental	$82,619	$49,518
Sales and installation	59,671	24,677

	$143,420	$74,195
DIRECT COSTS
Programming fee/rental	$17,468	$13,138
Sales and installation	15,691	10,020

	33,159	23,158
GROSS PROFIT	110,261	51,037

SALES EXPENSE	2,393	53

GENERAL AND ADMINISTRATIVE EXPENSES
Depreciation and amortization	9,989	7,816
Occupancy	6,338	—
Office	8,381	8,804
Professional fees	1,020	2,196
Repairs and maintenance	8,744	4,383
Telephone	3,588	2,440
Travel	5,081	6,350
Vehicle	5,864	2,051
Wages	73,990	43,377

	122,995	77,417

NET OPERATING LOSS FOR THE PERIOD	$(15,127)	$(26,433)

Interest income	1,585	528
Interest expense	(4,886)	(2,436)
Equity earnings in Avalon Bay Joint Venture	6,221	—

NET LOSS FOR THE PERIOD	(12,207)	(28,341)

DEFICIT, BEGINNING OF PERIOD	(410,029)	(251,706)

DEFICIT, END OF PERIOD	$(422,236)	$(280,047)

See accompanying notes to the interim financial statements

DIGITAL SOLUTIONS, LLC (a Partnership)
Statement of Partners' Equity (unaudited)
For the three Months ended March 31, 2001
(Expressed in United States dollars)

(unaudited)
Balance, January 1, 2000	201,627
Non-cash partner contribution of services	108,333
Net loss	(158,323)
Partner distribution	(30,000)

Balance, December 31, 2000	$121,637

Non-cash partner contribution of services	20,833
Net loss	(12,207)
Partner distribution	(7,500)

Balance, March 31, 2001	$122,763

DIGITAL SOLUTIONS, LLC (a Partnership)
Statement of Cash Flows (unaudited)
For the three months ended March 31,
(Expressed in United States dollars)

	2001	2000
	(unaudited)	(unaudited)
OPERATING ACTIVITIES
Net loss	$(12,207)	$(28,341)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	9,989	7,816
Equity earnings in Avalon Bay Joint Venture	—	—
Non-cash partner contributions recognized as expense	20,833	27,083
Changes in operating assets and liabilities
Accounts receivable	(16,580)	(4,438)
Deposits and prepaid expenses	(71)	13
Accounts payable and accrued liabilities	25,043	3,010
Deferred revenue	(10,899)	(5,495)

Net cash provided by (used in) operating activities	16,109	(352)

INVESTING ACTIVITIES
Purchase of property and equipment	(29,278)	(34,293)
Investment in Avalon Bay Joint Venture	590	—

Net cash used in investing activities	(28,688)	(34,293)

FINANCING ACTIVITIES
Deposit received	100,000	—
Repayment of vehicle loan	(14,924)	(2,340)
Partner distribution	(7,500)	(7,500)

Net cash provided by financing activities	77,576	(9,840)

NET DECREASE (DECREASE) IN CASH AND CASH EQUIVALENTS DURING THE YEAR	64,997	(44,485)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	18,871	79,351

CASH AND CASH EQUIVALENTS, END OF PERIOD	$83,868	$34,866

Supplemental Cash Flow Disclosure:
Interest paid	$4,886	$2,436

See accompanying notes to the interim financial statements

DIGITAL SOLUTIONS, LLC (a Partnership)
Notes to the Financial Statements (unaudited)
Three months ended March 31, 2001
(Expressed in United States dollars)

1.  BASIS OF PRESENTATION

    Digital Solutions, LLC (the "Partnership"), is a Connecticut limited liability company in the business of constructing, maintaining and operating signal distribution systems for the delivery of multichannel video and audio programming services by the Partnership or other entities to residents of multiple dwelling units. These financial statements are expressed in United States dollars.

    The accompanying unaudited interim financial statements have been prepared in conformity with United States generally accepted accounting principles ("United States GAAP") for interim financial information and therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with United States GAAP have been condensed, or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the statements include all material adjustments necessary (which are of a normal and recurring nature) for the fair presentation of the results of the interim periods presented. These financial statements should be read in conjunction with the financial statements and notes thereto, for the fiscal year ended December 31, 2000. The results of operations for any interim period are not necessarily indicative of the results of operations for any other interim period or for a full fiscal year.

2.  GOING CONCERN

    These financial statements have been prepared on the going concern basis of accounting which contemplates realization of assets and satisfaction of liabilities in the ordinary course of business. During the three months ended March 31, 2001, the Partnership recorded a net loss of $12,207. At March 31, 2001, the Partnership had a working capital deficiency of $228,877 and an accumulated deficit of $422,236.

    The Partnership's funding of its continuing operating expenses, working capital needs and capital commitments is dependent upon its ability to raise additional financing. The Partnership is currently pursuing opportunities to raise further financing through private placements of both equity and debt securities. Subsequent to December 31, 2000, as discussed in note 13, control of the Partnership was transferred to MDU Communications Inc. ("MDU") as a result of a purchase transaction.

    The Partnership's ability to continue as a going concern is dependent on its ability to raise additional funds from third parties or the parent company, MDU, as required and ultimately its ability to achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of the above noted uncertainties. Adjustments, if any, would affect the carrying value and classification of assets and liabilities and the amount of net loss and accumulated deficit.

3.  PROPERTY AND EQUIPMENT

	March 31, 2000	December 31, 2000
	(unaudited)
Telecommunications equipment, installed	$222,612	$204,308
Telecommunications equipment, not yet placed in service	13,512	5,650
Computer equipment	13,769	10,657
Vehicles	49,954	49,954

	299,847	270,569
Less: Accumulated depreciation	(53,147)	(43,158)

	$246,700	$227,411

4.  INVESTMENT IN AVALONBAY JOINT VENTURE

    On January 1, 2000, the Partnership entered into a joint venture agreement with AVALONBAY CABLE I, INC., a Maryland corporation, for the purpose of providing cable systems and cable services to residents of multiple dwelling units.

    Under this agreement, the two parties have joint control, therefore the Partnership has accounted for its investment using the equity method.

    At March 31, 2001, the investment in the joint venture of $131,582 is comprised of net contributions of assets of $146,654 less the Partnership's 50% share of the joint venture's cumulative net losses of $15,072.

5.  INVESTMENT IN AVALONBAY JOINT VENTURE (Continued)

    Details of the assets, liabilities, operating results and cash flows of the joint venture are as follows:

	as at March 31, 2001	as at December 30, 2000
	(unaudited)	(unaudited)
Current assets	$21,102	$12,286
Total assets	204,143	202,187
Liabilities	7,876	5,436
Venturer's equity	196,267	196,751

	for the three months ended March 31, 2001	for the year ended December 30, 2000
	(unaudited)	(unaudited)
Revenues	$53,709	$83,498
Expenses	37,112	54,535

Net earnings	$90,821	$28,963

Cash flow from operations	$22,872	$28,681

Cash flow from investing activities	$(151)	$(184,188)

Cash flow from financing activities	(17,081)	$167,793

6.  DEPOSIT PAYABLE

    On September 30, 2000, the Partnership received $50,000 and on January 3, 2001, the Partnership received $100,000 both from MDU Communications Inc. as refundable deposits related to the sale of the Partnership. The deposit was subsequently applied to the sale price upon closing of the transaction on April 30, 2001. (See note 13).

7.  NOTES PAYABLE

    The notes payable are due to shareholders, bear interest at an average rate of 9.2% per annum, are unsecured and have no specific terms of repayment. Interest of $4,750 was paid to the noteholders during the three months ended March 31, 2001.

8.  VEHICLE LOANS PAYABLE

    The vehicle loans bear interest at 3% and 6% and are secured by the related vehicles. Details of future principal payments required under the vehicle loan arrangements as of December 31, 2000 are as follows:

2001	$3,978
2002	5,304
2003	3,533
2004	—

Total	12,815
Less: current portion	3,844

Long term portion	$8,971

9.  STRATEGIC ALLIANCE

    In February 1999, the Partnership entered into a long-term System Operator Agreement with Pace Electronics Inc. ("PACE"), a distributor of DirecTV programming services. The Partnership's contract with PACE gives the Partnership a share of net subscriber receipts, depending upon the number of active subscribers, from the sale of DirecTV programming services, plus a commison fee based on the number of new subscribers obtained by the Company.

    The Partnership will incur only the costs associated with the implementation of its services, and will not share any of DirecTV's programming or broadcasting costs. Under the agreement, the Partnership may not solicit sales or provide equipment for any other direct-to-home digital satellite television services in the United States. Consequently, the Partnership is totally dependent on DirecTV for its digital set-top programming in the United States. A digital set-top system consists of a satellite signal receiver in the resident's suite used with a roof top satellite dish and distribution wiring to provide television programming.

    The Partnership is not prohibited from contracting with other program providers in connection with its Satellite Master Antennae Television ("SMATV") services. SMATV is a private cable system used to replace cable service in buildings where programming is purchased and resold to residents of a building or to the property owner.

    The agreement has an initial term of five years, with an automatic extension of the entire agreement to coincide with the termination of the longest running property access agreement. Thereafter, the agreement is renewable for an additional five-year period at the option of both parties. Either party may terminate for the other's breach, bankruptcy or unapproved assignment of the agreement. Under this agreement, the Partnership will establish and maintain multi-dwelling unit distribution systems in non-rural states of the United States, as defined in the agreement, and act as a commissioned sales agent for the marketing of DirecTV programming to residents of multi-dwelling unit properties.

    DirecTV is not required to use the Partnership on an exclusive basis and could either contract with others to install distribution systems and market programming in multi-dwelling units or undertake such activities directly through retail stores, as it does for single-family television households.

10. GOVERNMENT REGULATIONS

    The Partnership is not directly subject to rate regulation or certification requirements by the Federal Communications Commission ("FCC"), the Telecommunications Act of 1996 ("Telecom Act") or state public utility commissions because equipment installation and sales agent activities do not constitute the provision of common carrier services. However, DirecTV is subject to varying degrees of federal, state and local regulation.

    As a resale agent for DirecTV, the Partnership is not subject to regulation as a direct broadcast satellite (DBS) provider, but relies upon DirecTV to procure all necessary retransmission consents and other programming rights under the U.S. Copyright Act. To the extent that the Partnership may also elect to provide its customers with secondary transmissions of local broadcast signals not currently available via satellite, these services will be exempt from compulsory copyright provisions under the Master Antenna Television Services (MATV) provision of the Copyright Act. Furthermore, DBS and MATV systems do not use or traverse public rights-of-way, and thus are exempt from the comprehensive regulation of cable systems under Title VI of the U.S. Communications Act.

11. INCOME TAXES

    No provision for income taxes is made in these financial statements as the Partnership is not subject to tax. Taxable income is recorded on the partners' individual tax returns.

12. RELATED PARTY TRANSACTIONS

    The Partnership's offices in Westport, Connecticut are rented under a month to month arrangement from a company controlled by a Partner. Payments for rent totaled $3,338 during the three months ended March 31, 2001.

13. SUBSEQUENT EVENTS

    On April 30, 2001 all of the shares of the Partnership interests were sold to MDU Communications International Inc. ("MDTV"), for $1.675 million and 500,000 shares of common stock of MDTV with a fair value of $235,000.

    On closing of the above transaction the outstanding balance of notes payable together with accrued interest thereon were settled in full.

MDU Communicaitons International, Inc.
Pro Forma Condensed Combined Balance Sheet
(Expressed in Canadian Dollars)

As at March 31, 2001 (unaudited)	MDU Communications Historical	East Sale		MDU Communications Adjusted	Digital Solutions Historical	Pro Forma Adjustments Digital		Pro Forma Combined
ASSETS
CURRENT
Cash and cash equivalents	$3,128,090	$5,434,250	(a)	$8,562,340	$132,293	$(2,621,296	)(d)(f)	$6,073,337
Deposits and prepaid expenses	301,670			301,670	5,797			307,467
Accounts receivable				—				—
Trade	224,845			224,845	156,150			380,995
Sales tax and other	79,004			79,004				79,004
Due from Avalon Bay Joint Venture	—			—	7,829			7,829

TOTAL CURRENT ASSETS	3,733,609			9,167,859	302,069			6,848,632
INVESTMENT IN AVALON BAY JOINT VENTURE				—	207,557			207,557
PROPERTY AND EQUIPMENT, net	2,915,934	(1,898,721	)(b)	1,017,213	389,145			1,406,358
INTANGIBLE ASSETS	—			—	—	2,503,707	(e)	2,503,707

TOTAL ASSETS	$6,649,543			$10,185,072	$898,771			$10,966,254

LIABILITIES
CURRENT
Accounts payable	$195,152			$195,152	$87,998			$283,150
Wages payable	—			—	11,368			11,368
Accrued liabilities	165,665			165,665	5,578			171,243
Notes payable	209,526			209,526	315,480	(315,480	)(f)	209,526
Deposit payable	—			—	236,610			236,610
Current portion of vehicle loan payable	—			—	6,064			6,064

TOTAL CURRENT LIABILITIES	570,343			570,343	663,098			917,961
LONG-TERM PORTION OF VEHICLE LOAN PAYABLE		—		14,151		14,151
DEFERRED REVENUE	—			—	27,876			27,876

TOTAL LIABILITIES	570,343			570,343	705,125			959,988

SHAREHOLDERS' EQUITY
Common stock	17,434			17,434	—	751	(d)	18,185
Convertible preferred stock	105			105	—			105
Additional paid-in capital	23,577,357			23,577,357		369,937	(d)	23,947,294
Contributed capital	—			—	859,683	(859,683	)(g)	—
Deficit	(17,548,568)	(3,535,529	)(c)	(14,013,039)	(666,037)	686,886	(f)(g)	(13,992,190)
Accumulated other comprehensive income	32,872			32,872	—			32,872

TOTAL SHAREHOLDERS' EQUITY	6,079,200			9,614,729	193,646			10,006,266

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,649,543			$10,185,072	$898,771			$10,966,254

MDU Communicaitons International, Inc.
Pro Forma Condensed Combined Statements of Operations
For the six months ended March 31, 2001
(Expressed in Canadian Dollars)

(unaudited)	MDU Communications Historical	West Sale		East Sale		MDU Communications Adjusted	Digital Solutions Historical	Pro Forma Adjustments Digital		Pro Forma Combined
REVENUE	912,311	(690,489	)h)	(131,622	)h)	90,200	371,575			461,775

DIRECT COSTS	279,881	(247,227	)h)	(26,644	)h)	6,010	157,808			163,818

GROSS PROFIT	632,430					84,190	213,767			297,957

SALES EXPENSE	1,004,725					1,004,725	9,858			1,014,583

GENERAL AND ADMINISTRATIVE EXPENSES
Advertising and promotion	12,070					12,070	—			12,070
Depreciation and amortization	505,736	(395,284	)h)	(44,922	)h)	65,530	27,117	249,585	I)	342,232
Consulting	205,172					205,172	—			205,172
Financing	—					—	—			—
Foreign exchange loss (gain)	(92,585)					(92,585)	—			(92,585)
Interest	181,976					181,976	15,621	(10,424	)d)	187,173
Investor Relations	48,928					48,928	—			48,928
Occupancy	244,713					244,713	14,222			258,935
Office	583,897					583,897	29,900			613,797
Professional fees	191,671					191,671	1,555			193,226
Repairs and maintenance	13,426					13,426	15,778			29,204
Telephone	153,085					153,085	12,874			165,959
Travel	311,756					311,756	10,963			322,719
Vehicle	35,762					35,762	16,718			52,480
Wages	1,600,520					1,600,520	275,378	(70,792	)j)	1,805,106

	3,996,127					3,555,921	420,126			4,144,416

NET OPERATING LOSS FOR THE PERIOD	(4,368,422)					(4,476,456)	(216,217)			(4,861,042)

Interest income	$47,797					$47,797	$19,901			$67,698
Equity earnings in Avalon Bay Joint Venture	—					—	13,410			13,410

NET LOSS FOR THE PERIOD	(4,320,625)					(4,428,659)	(182,906)			(4,779,934)
Gain on sale of assets	1,254,108					1,254,108	—			1,254,108

NET LOSS FOR THE PERIOD	(3,066,517)					(3,174,551)				(3,525,826)

Adjustment for beneficial conversion feature of convertible preference shares	—					—				—
Adjustment for beneficial conversion feature of warrants	—					—				—
NET LOSS FOR THE PERIOD ATTRIBUTABLE TO COMMON SHAREHOLDERS	(3,066,517)					(3,174,551)				(3,525,826)

Other comprehensive income:
Foreign currency translation adjustment	26,753					26,753				26,753

COMPREHENSIVE LOSS FOR THE PERIOD ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,039,764)					$(3,147,798)				$(3,499,073)

Basic and diluted net loss per share:	$(0.18)					$(0.18)				$(0.20)

Shares used to calculate:	17,290,186					17,290,186				17,790,186

MDU Communicaitons International, Inc.
Pro Forma Condensed Combined Statements of Operations
For the year ended September 30, 2000
(Expressed in Canadian Dollars)

(unaudited)	MDU Communications Historical	West Sale		East Sale		MDU Communications Adjusted	Digital Solutions Historical	Pro forma Adjustments Digital		Pro Forma Combined
REVENUE	$1,411,567	(1,168,567	)h)	(222,753	)h)	20,247	666,698			$686,945

DIRECT COSTS	738,782	(660,792	)h)	(71,214	)h)	6,776	275,121			281,897

GROSS PROFIT	672,785					13,471	391,577			405,048

SALES EXPENSE	2,187,267					2,187,267	9,380			2,196,647

GENERAL AND ADMINISTRATIVE EXPENSES
Advertising and promotion	91,934					91,934	—			91,934
Depreciation and amortization	739,424	(648,727	)h)	(73,725	)h)	16,972	46,560	499,171	I)	562,703
Consulting	1,182,221					1,182,221	—			1,182,221
Financing	4,259,424					4,259,424	—			4,259,424
Foreign exchange loss (gain)	(288,865)					(288,865)	—			(288,865)
Interest	54,600					54,600	23,296	(20,849	)d)	57,047
Investor Relations	279,340					279,340	—			279,340
Occupancy	189,928					189,928	10,424			200,352
Office	592,501					592,501	33,733			626,234
Professional fees	772,559					772,559	2,609			775,168
Repairs and maintenance	36,473					36,473	24,678			61,151
Telephone	259,438					259,438	18,180			277,618
Travel	327,726					327,726	21,321			349,047
Vehicle	9,509					9,509	22,719			32,228
Wages	2,073,803					2,073,803	440,977	(161,330	)j)	2,353,450

	10,580,016					9,857,564	644,497			10,819,053

NET OPERATING LOSS FOR THE PERIOD	(12,094,498)					(12,031,360)	(262,300)			(12,610,652)

Interest income	235,952					235,952	4,959			240,911
Equity earnings in Avalon Bay Joint Venture	—					—	21,567			21,567

NET LOSS FOR THE PERIOD	(11,858,546)					(11,795,408)	(235,774)			(12,348,174)

Adjustment for beneficial conversion feature of convertible preference shares	$(11,147,175)					$(11,147,175)				$(11,147,175)
Adjustment for beneficial conversion feature of warrants	(355,047)					(355,047)				(355,047)

NET LOSS FOR THE PERIOD ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(23,360,768)					$(23,360,768)				$(23,850,396)

Other comprehensive income:
Foreign currency translation adjustment	6,119					6,119				6,119

COMPREHENSIVE LOSS FOR THE PERIOD ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(23,354,649)					$(23,354,649)				$(23,844,277)

Basic and diluted net loss per share:	$(1.87)					$(1.87)				$(1.84)

Shares used to calculate:	12,493,397					12,493,397				12,993,397

1.  BASIS OF PRESENTATION

    These unaudited pro forma condensed combined financial statements of MDU Communications International, Inc. ("the Company or MDU") as at March 31, 2001, for the year ended September 30, 2000 and for the six months ended March 31, 2001 have been prepared by management and give effect to the acquisition of Digital Solutions, LLC ("Digital Solutions") by MDU and the January 31, 2001 sale of Western Canadian subscribers and the April 27, 2001 sale of Eastern Canadian subscribers by the Company to Star Choice Television Network Inc. ("Star Choice").

    The pro forma condensed combined financial statements of MDU have been derrived from the following:

  a)
  the audited financial statements of MDU for the year ended September 30, 2000;

  b)
  the unaudited interim financial statements of MDU for the six months ended March 31, 2001;

  c)
  the audited financial statements of Digital Solutions for the year ended December 31, 2000; and

  d)
  the unaudited interim financial statements of Digital Solutions as at and for the three months ended March 31, 2001.

    The pro forma condensed combined financial statements should be read in conjunction with the foregoing financial statements including the notes thereto.

    The pro forma condensed combined balance sheet assumes the above noted acquisition and transactions took place on March 31, 2001 and combines the March 31, 2001 balance sheet of the Company and the March 31, 2001 balance sheet of Digital Solutions. The pro forma condensed combined statement of operations for the Company's fiscal year ended September 30, 2000 assumes the acquisition took place on October 1, 1999 and combines the historical results of the Company for the fiscal year ended September 30, 2000 and Digital Solutions for the year ended December 31, 2000, with pro forma adjustments. The pro forma condensed combined statement of operations for the six months ended March 31, 2001 assumes the acquisition took place on October 1, 2000 and combines the historical results of the Company and Digital Solutions for the six months ended March 31, 2001, with pro forma adjustments.

    Revenues of Digital Solutions in the amount of US$100,556 and a net loss of US$107,889 for the three months ended December 31, 2000 have been included in the pro forma combined statements of operations for the six months ended March 31, 2001 and for the year ended September 30, 2000.

    The pro forma condensed combined financial statements are not intended to reflect the actual results of operations or the financial position of MDU which would have resulted had the proposed transactions described in Note 2 and other pro forma adjustments been effected on the dates indicated. Further the pro forma financial statements are not necessarily indicative of the results of operations or the financial position that may be obtained in the future.

2.  Pro Forma Adjustments and Assumptions

    On April 30, 2001, the Company completed the acquisition of all of the assets and assumed certain of the liabilities of Digital Solutions, a Connecticut limited liability company in the business of constructing, maintaining and operating signal distribution systems for the delivery of multichannel video and audio programming services to multiple dwelling units. The assets acquired from Digital Solutions by the Company include all assets and liabilities of Digital Solutions, including its digital satellite television subscriber base, associated property access agreements and backlog, all equipment installed in properties for receiving digital satellite television services, and all office equipment, systems and inventory. The purchase price of $3,012,833 consisted of the issuance of 500,000 common shares with a fair value of $370,688 and cash of $2,642,145.

    The unaudited pro forma condensed combined balance sheet reflects the appropriate pro forma adjustments to record the acquisitions of Digital Solutions using the purchase method of accounting.

Acquisition costs and allocation of the excess of acquisition costs over net liabilities assumed are set forth below:

Cash (US$1,675,000)	$2,642,145
Fair value of common shares issued (US$235,000)	370,688

Total acquisition costs	3,012,833
Less: net tangible assets acquired	509,126

Unallocated excess of acquisition costs over net tngible assets acquired	2,503,707

Preliminary allocation to intangible assets	2,503,707

    On April 27, 2001, MDUC completed an Asset Purchase Agreement with Star Choice, for Star Choice to purchase MDUC's Eastern Canadian digital satellite television subscriber base and associated property access agreements for a purchase price of $5,034,250. Further proceeds of $400,000 were received for inventory of equipment not yet placed in service. Net book values of associated assets of $1,898,721 have been removed from the pro forma condensed combined balance sheet.

    The financial statements of Digital Solutions were converted to Canadian Dollars at the rate of 1.5774 on the pro forma condensed combined balance sheet as at March 31, 2001, the rate of 1.5230 on the pro forma condensed combined statement of operations for the six months ended March 31, 2001 and the rate of 1.4893 for the pro forma condensed combined statement of operations for the year ended September 30, 2000.

    The pro forma combined balance sheet and pro forma combined statements of operations reflect the following adjustments:

  a)
  Cash proceeds received from the sale of the Eastern Canadian subscribers to Star Choice.

  b)
  Removal of $1,898,721 of net book value of the buildings, inventory and other related assets in the sale of Eastern Canadian subscribers to Star Choice.

  c)
  Gain of $3,535,529 on the sale of Eastern Canadian subscribers to Star Choice.

  d)
  Acquisition of Digital Solutions with cash of $2,642,145 and the issuance of 500,000 common shares of MDU.

  e)
  To record intangibles preliminarily allocated as $2,503,707 including the customer relationships, building access agreements and goodwill of Digital Solutions.

  f)
  To record the repayment of notes payable of $315,480 and the related reduction in interest expense of $10,242 for the six months ended March 31, 2001 and $20,849 for the year ended September 30, 2000.

  g)
  To eliminate the contributed capital of $859,683 and deficit of $666,037 of Digital Solutions.

  h)
  To record elimination of the revenue, direct costs and depreciation related to sales of Western Canadian and Eastern Canadian subscribers.

  i)
  To record amortization of purchased intangibles over the estimated useful life of five years.

  j)
  To remove the non-cash partner contribution of services.

3.  Earnings Per Share

    Basic loss per share for each period is calculated by dividing the pro forma net loss by the common shares used to calculate net loss per share in the historical period plus the effect of the shares of the MDU's common stock exchanged for 100% ownership of Digital Solutions.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU Communications International,Inc.
Date: July27, 2001	By:	/s/ SHELDON NELSON Sheldon Nelson, Chief Executive Officer (Principal Accounting Officer)

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  Item 2.
  Item 7.
Independent Auditors' Report
DIGITAL SOLUTIONS, LLC (a Partnership) Balance Sheet As at December 31, (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Statement of Loss For the year ended December 31, 2000 (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Statement of Partners' Equity For the year ended December 31, 2000 (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Statement of Cash Flows For the year ended December 31, (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Notes to the Financial Statements Year ended December 31, 2000 (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Balance Sheet (unaudited) (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Statement of Loss and Deficit (unaudited) For the three months ended March 31, (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Statement of Partners' Equity (unaudited) For the three Months ended March 31, 2001 (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Statement of Cash Flows (unaudited) For the three months ended March 31, (Expressed in United States dollars)
DIGITAL SOLUTIONS, LLC (a Partnership) Notes to the Financial Statements (unaudited) Three months ended March 31, 2001 (Expressed in United States dollars)
MDU Communicaitons International, Inc. Pro Forma Condensed Combined Balance Sheet (Expressed in Canadian Dollars)
MDU Communicaitons International, Inc. Pro Forma Condensed Combined Statements of Operations For the six months ended March 31, 2001 (Expressed in Canadian Dollars)
MDU Communicaitons International, Inc. Pro Forma Condensed Combined Statements of Operations For the year ended September 30, 2000 (Expressed in Canadian Dollars)
SIGNATURES